Exhibit 10 (A)(2)




July 6, 2007


Dr. Nicholas D. Trbovich (Nicholas D. Trbovich, Sr.)
28 Tanglewood Drive, West
Orchard Park, NY 14127

Dear Dr. Nicholas D. Trbovich (Nicholas D. Trbovich, Sr.):

You and Servotronics, Inc. (the "Company") are parties to an Employment Agreement, dated July 1, 2005 and ratified on June 30, 2006 pursuant to which you are employed by the Company. This letter confirms such Amended Employment Agreement and subsequent ratification and subsequent Amendment dated August 4, 2006 (the Amended Agreement).

This letter will also confirm your agreement and that of the Company (pursuant to a resolution of the Board of Directors passed at a meeting held on June 29,
2007) to amend Paragraph 3 of the Amended Agreement to delete "$412,300" and insert in its place "$420,500" (to be effective May 1, 2007) subject to your acceptance which will be indicated by your signature below.

If the foregoing meets with your approval and you are willing to become bound hereby, please sign and return to the undersigned the enclosed copy of this letter.

Very truly yours,

SERVOTRONICS, INC.

/s/ Michael D. Trbovich

Michael D. Trbovich,
Corporate Secretary


ACCEPTED AND AGREED


/s/ Nicholas D. Trbovich            7/6/07
------------------------            ------
Dr. Nicholas D. Trbovich            Date
(Nicholas D. Trbovich, Sr.)